Subsequent Events:	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events:

15.     Subsequent Events:

·	On July 1, 2020, the Company entered into an amended and restated facility agreement with ING Bank N.V., London Branch the “ING 170,600 Facility”, in order to increase the financing by $70,000 and to include additional borrowers under the existing ING $100,600 Facility. The additional financing amount of $70,000 is available in six tranches which were drawn on July 6, 2020 and used to refinance all outstanding amounts under the lease agreements with CMBL of the vessels Star Claudine, Star Ophelia, Star Lyra, Star Bianca, Star Flame and Star Mona. Each tranche is repayable in 24 equal consecutive, quarterly principal payments. The ING $170,600 Facility is secured also by a first priority mortgage on the aforementioned additional vessels.

·	On July 2, 2020, the Company entered into a loan agreement with Alpha Bank S.A. for a loan of up to $35,000 (the “Alpha Bank 35,000 Facility”). The amount of $35,000 was available in three tranches. The first two tranches of $11,000 and $9,000 were drawn on July 6, 2020 and used to refinance the outstanding amounts under the lease agreements with CMBL of the vessels Star Sky and Stardust. The third tranche of $15,000 was drawn on July 31, 2020 and used to refinance the outstanding amount of Star Martha under the DVB $24,750 Facility. Each tranche is repayable in 20 consecutive, quarterly principal payments ranging from $260 to $425 and a balloon payment ranging from $3,800 to $6,500 payable simultaneously with the last quarterly installment, which is due in July 2025. The Alpha Bank 35,000 Facility is secured by first priority mortgages on the aforementioned vessels.

·	On July 3, 2020, the Company entered into a loan agreement Piraeus Bank S.A. (Note 3) for a loan of up to $50,350 (the “Piraeus Bank $50,350 Facility”). The amount of $50,350 was drawn on July 6, 2020 and used to refinance all outstanding amounts under the lease agreements with CMBL of the vessels Star Luna, Star Astrid, Star Genesis, Star Electra and Star Glory. The loan amount is repayable in 20 consecutive, quarterly principal payments of $1,100 for each of the first four quarters and of $1,300 for each of the remaining 16 quarters, and a balloon payment of $25,150 payable simultaneously with the last quarterly installment, which is due in July 2025. The Piraeus Bank $50,350 Facility is secured by first priority mortgages on the five aforementioned vessels.

·	On July 10, 2020, the Company entered into a loan agreement with a wholly owned subsidiary of NTT Finance Corporation for an amount of $17,600 (the “NTT $17,600 Facility”). The amount was drawn on July 20, 2020 and used to refinance the outstanding amount under the lease agreement with CMBL of the vessel Star Calypso. The facility is repayable in 20 consecutive quarterly principal payments of $476 and a balloon payment of $8,086, which is due in July 2025. The NTT $17,600 Facility is secured by first priority mortgage on the aforementioned vessel.

·

In July 2020, the Company signed a commitment letter with CMBL to sell and leaseback the vessels Laura, Idee Fixe, Roberta, Kaley, Diva, Star Sirius and Star Vega. On August 28 and 31, 2020, the Company received $82,764 in an aggregate amount in connection with the finalization of the sale and leaseback transactions of the aforementioned vessels except for the vessel Diva. The amount received was used to refinance the outstanding amounts under the loan and lease agreements of the aforementioned vessels. The agreement with CMBL to sell and leaseback the vessel Diva is expected to be finalized by the end of November and approximately $8,000 is expected to be received. The amount received will be used to refinance the outstanding amount under the loan agreement for the vessel Diva. The lease terms are for five years with a purchase option price at a significant lower level compared to the expected fair value of each vessel at the expiration of the bareboat charters term. This transaction will be treated as a financing transaction.

·	In July 2020, the Company signed a commitment letter with a Japanese financial institution to sell and leaseback the vessel Star Lutas. An amount of $16,000 was received on September 18, 2020, pursuant to the sale and leaseback agreement, which was used to refinance the outstanding amount under the loan agreement of the vessel. The lease term is for seven years with a purchase obligation at the expiration of the bareboat charter term. This transaction will be treated as a financing transaction.

·	In July 2020, the Company signed a commitment letter with a Chinese financial institution to sell and leaseback three of its Newcastlemax vessels. An amount of $93,150 in aggregate, was received on September 29, 2020, pursuant to the three sale and leaseback agreements, which was used to refinance the outstanding amount under the loan agreement of the three vessels. The lease terms are for 10 years with a purchase obligation at the expiration of the bareboat charters term. This transaction will be treated as a financing transaction.

·	In July 2020, the Company signed a commitment letter with SPDB Financial Leasing Co. Ltd to sell and leaseback the vessels Mackenzie, Kennadi, Honey Badger, Wolverine and Star Antares. In September 2020, an amount of $76,500 in aggregate, was received pursuant to the five sale and leaseback agreements, which was used to refinance the outstanding amount under the loan agreement of the five vessels. The lease terms are for eight years with a purchase obligation at the expiration of the bareboat charters term. This transaction will be treated as a financing transaction.

In connection with the above mentioned debt refinancing transactions, the Company as of the date of these financial statements has received aggregate net proceeds of approximately $113.5 million.

·	Subsequently to June 30, 2020 the Company entered into certain interest rate swaps with ING (“ING”), Piraeus Bank and Alpha Bank to convert a portion of its debt from floating to a fixed rate. The following table summarizes these interest rate swaps:

Counterparty	Trading Date	Inception	Expiry	Fixed Rate	Amortizing Notional amount
Piraeus Bank	6 July 2020	6 July 2020	6 July 2025	0.39%	from $50.35 mil to $26.45 mil
ING	8 July 2020	6 July 2020	6 July 2026	0.37%	from $70.00 mil to $2.92 mil
Alpha Bank	3 August 2020	6 July 2020	7 July 2025	0.32%	from $35.00 mil to $16.00 mil